IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - x
                                          :
In re:                                    :    Chapter 11
                                          :
POLAROID CORPORATION,                     :    Case No. 01-10864 (PJW)
         et al.,                          :
                                          :    Jointly Administered
                           Debtors.       :
                                          :
- - - - - - - - - - - - - - - - - - - - - x


               NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
             PERIOD FROM AUGUST 1, 2002 THROUGH SEPTEMBER 1, 2002


         PLEASE TAKE NOTICE that on December 30, 2002, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period from August 1, 2002 through September 1, 2002, attached hereto as Exhibit A (the "Monthly Operating Reports").

         PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        December 30, 2002



                                    /s/ Mark L. Desgrosseilliers
                                    ________________________________________
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                    - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                                                       EXHIBIT A

                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                      FOR PERIOD ENDED September 1, 2002



Debtors Names:                                         Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America Corp.                           01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

     Balance Sheet
     Statement of Cash Receipts and Cash Disbursements
     Statement of Postpetition Taxes

along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in August 2002.)

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.





Dated:   December 23, 2002

                                                  /s/ K.R. Pond
                                                  ____________________________
                                                  Debtor in Possession

                                                  Title: President

                                                  Phone Number: (781) 386-2000

                             POLAROID CORPORATION
                             DEBTOR QUESTIONNAIRE
                                  August 2002


Must be completed each month                                    Yes       No

1.   Have any assets been sold or transferred outside the                 No
     normal course of business this reporting period? If yes, provide an explanation below.

2.   Have any funds been disbursed from any account other                 No
     than a debtor in possession account this reporting period? If yes, provide an explanation below.

     Note: All cash disbursements for the month of August 2002 were made in the Polaroid Corporation (renamed Primary PDC, Inc.) entity. No other cash disbursements were made in August 2002 by the other Debtor companies.

3.   Have all postpetition tax returns been timely filed? If    Yes (A)
     no, provide an explanation below.

     (A) As previously reported in the December 2001 report to the Bankruptcy Court, Primary PDC, Inc. (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to Digimarc Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

     As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Primary PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Primary PDC, Inc. expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc. would owe the three states approximately $600,000 plus interest. Although Primary PDC, Inc. believes such an outcome would be unlikely, Primary PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.   Are workers compensation, general liability and other      Yes
     necessary insurance coverages in effect? If no, provide an explanation below.

                                                                      Exhibit A

               POLAROID CORPORATION
         PROFESSIONAL FEE PAYMENT SUMMARY


PROFESSIONAL VENDOR                                    Nov, 2001  Dec, 2001   Jan, 2002   Feb, 2002     Mar, 2002   Apr, 2002
-------------------                                    ---------  ---------   ---------   ---------     ---------   ---------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                          $965,791
Zolfo Cooper, LLC                                                                             340,166     225,000     304,000
KPMG LLP
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                                                      335,796
Miller, Buckfire, Lewis
Donlin, Recano & Company, Inc.                             19,500                              85,611      25,000      30,000
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                                                                           264,468
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                        351,399                 130,000
Groom Law Group
McShane                                                                                                                 9,666
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC

                                                       -------------------------------------------------------------------------
    TOTAL PROFESSIONAL VENDOR                             $19,500         $0          $0     $777,176  $1,551,587    $738,134
                                                       -------------------------------------------------------------------------

                                                       -------------------------------------------------------------------------
TOTAL ORDINARY COURSE PROFESSIONAL VENDOR                      $0         $0      $8,400           $0          $0          $0
                                                       -------------------------------------------------------------------------

                                                       -------------------------------------------------------------------------
    TOTAL ALL PROFESSIONALS                               $19,500         $0      $8,400     $777,176  $1,551,587    $738,134
                                                       =========================================================================

(TABLE CONTINUED)

               POLAROID CORPORATION
         PROFESSIONAL FEE PAYMENT SUMMARY


PROFESSIONAL VENDOR                                      May, 2002    June, 2002   July, 2002   August, 2002
-------------------                                      ---------    ----------   ----------   ------------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                                      $552,209      $1,049,686
Zolfo Cooper, LLC                                           286,000      547,000      256,834         263,542
KPMG LLP                                                    320,269       14,953                       86,663
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                                  711,204
Miller, Buckfire, Lewis
Donlin, Recano & Company, Inc.                               55,000       98,000                      118,285
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                              324,000      214,532         111,431
Young Conaway Stargatt & Taylor LLP                                                         0
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.      125,000      130,000      378,601
Groom Law Group                                                          200,000
McShane                                                      20,479                                     4,966
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC

                                                       -------------------------------------------------------
    TOTAL PROFESSIONAL VENDOR                              $806,748   $1,313,953   $2,113,380      $1,634,573
                                                       -------------------------------------------------------

                                                       -------------------------------------------------------
TOTAL ORDINARY COURSE PROFESSIONAL VENDOR                   $12,768           $0           $0         $40,906
                                                       -------------------------------------------------------

                                                       -------------------------------------------------------
    TOTAL ALL PROFESSIONALS                                $819,516   $1,313,953   $2,113,380      $1,675,479
                                                       =======================================================

                              Polaroid Corporation
                  Statement of Cash Receipts and Disbursements
                       Period August 1 - September 1, 2002
                                  (in U.S. $'s)



                                                                                                              Ending
                                                   Beginning                  Transfers                        Book
Account Name                        Account #      Balance      Receipts     In/ (Out)     Disbursements     Balance
------------                        ---------      -------      --------     ---------     -------------     -------
Bank of New York                  6903534891/           $0.0
                                  76001691637
Cash Receipts:

Account transfer                                                           $14,026,658.82

Tax/ escrow refunds

Interest

Other recoveries

Cash Disbursements:

Professional fee payments                                                                  $1,675,478.50
  (See Exhibit A)

Management and transitional services                                                          $24,356.72

Other payments made pursuant to                                                                    $0.00
  an order of the Court

All other costs                                                                               $14,777.81
                                                -------------- ----------- --------------- -------------- --------------

Account subtotal at 09/01/02                             $0.00      $0.00  $14,026,658.82  $1,714,613.03  $12,312,045.79


JP Morgan Chase Tax Escrow Account  507-895053  $18,756,668.82

Cash Receipts:

Interest                                                       $16,581.02

Cash Disbursements:

Account transfer                                                           ($14,026,658.82)

Tax payments                                                                                 $719,313.88
                                                -------------- ----------- --------------- -------------- --------------


Account subtotal at 09/01/02                    $18,756,668.82 $16,581.02  ($14,026,658.82)  $719,313.88   $4,027,277.14
                                                -------------- ----------- --------------- -------------- --------------

Balance at September 1, 2002                    $18,756,668.82 $16,581.02            $0.00 $2,433,926.91  $16,339,322.93
                                                ============== =========== =============== ============== ==============


(TABLE CONTINUED)

                              Polaroid Corporation
                  Statement of Cash Receipts and Disbursements
                       Period August 1 - September 1, 2002
                                  (in U.S. $'s)

                                       Reconciling     Bank
Account Name                            Items       Balance
------------                            -----       -------
Bank of New York

Cash Receipts:

Account transfer

Tax/ escrow refunds

Interest

Other recoveries

Cash Disbursements:

Professional fee payments
  (See Exhibit A)

Management and transitional services

Other payments made pursuant to
  an order of the Court

All other costs
                                      ------------   --------------

Account subtotal at 09/01/02          $1,714,600.53  $14,026,646.32


JP Morgan Chase Tax Escrow Account

Cash Receipts:

Interest

Cash Disbursements:

Account transfer

Tax payments
                                       ------------   --------------


Account subtotal at 09/01/02                  $0.00    $4,027,277.14



                                       ------------   --------------

Balance at September 1, 2002          $1,714,600.53   $18,053,923.46
                                       ============   ==============



CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 1, 2002
(in U.S. $'s)



ASSETS
------

TOTAL CASH                                                       16,339,323

NET RECEIVABLES - THIRD PARTY                                     1,852,421
NET RECEIVABLES - INTERCOMPANY                                            -
NET INVENTORIES                                                           -
TOTAL PREPAID EXPENSES                                                    -

                                                    ------------------------
TOTAL CURRENT ASSETS                                             18,191,744
                                                    ------------------------

NET FIXED ASSETS                                                          -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                                   -
OTHER NONCURRENT ASSETS                                             462,226

TOTAL NON-CURRENT ASSETS                                            462,226

                                                    ------------------------
TOTAL ASSETS                                                     18,653,970
                                                    ========================


LIABILITIES
-----------

POST-PETITION NOTES                                                       -
POST-PETITION PAYABLES - THIRD PARTY                              5,713,521
POST-PETITION PAYABLES - INTERCOMPANY                                     -
TOTAL POST-PETITION ACCRUALS                                        795,478

                                                    ------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                           6,508,999

TOTAL POST-PETITION NON-CURRENT LIABILITI                                 -

TOTAL PREPETITION  LIABILITIES                                  860,978,847

                                                    ------------------------
TOTAL LIABILITIES                                               867,487,846

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                         (848,833,876)

                                                    ------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                           18,653,970
                                                    ========================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 1, 2002
(in U.S. $'s)

                                                                Polaroid           Polaroid Latin    Polaroid Asia
                                                               Corporation          America Corp.    Pacific Ltd.   Inner City, Inc.
ASSETS
------

TOTAL CASH                                                       16,339,323                 -               -                   -

NET RECEIVABLES - THIRD PARTY                                     1,852,421                 -               -                   -
NET RECEIVABLES - INTERCOMPANY                                            -                 -               -                   -
NET INVENTORIES                                                           -                 -               -                   -
TOTAL PREPAID EXPENSES                                                    -                 -               -                   -

                                                  --------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                             18,191,744                 -               -                   -
                                                  --------------------------------------------------------------------------------

NET FIXED ASSETS                                                          -                 -               -                   -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                          78,611,939                 -               -                   -
OTHER NONCURRENT ASSETS                                             462,226                 -               -                   -

TOTAL NON-CURRENT ASSETS                                         79,074,165                 -               -                   -

                                                  --------------------------------------------------------------------------------
TOTAL ASSETS                                                     97,265,909                 -               -                   -
                                                  ================================================================================


LIABILITIES
-----------

POST-PETITION NOTES                                                       -                 -               -                   -
POST-PETITION PAYABLES - THIRD PARTY                              5,713,521                 -               -                   -
POST-PETITION PAYABLES - INTERCOMPANY                                     -                 -               -                   -
TOTAL POST-PETITION ACCRUALS                                        795,478                 -               -                   -

                                                  --------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                           6,508,999                 -               -                   -

TOTAL POST-PETITION NON-CURRENT LIABILITI                                 -                 -               -                   -

TOTAL PREPETITION  LIABILITIES                                  859,600,046           202,165          64,705              77,106

                                                  --------------------------------------------------------------------------------
TOTAL LIABILITIES                                               866,109,045           202,165          64,705              77,106

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                         (768,843,136)         (202,165)        (64,705)            (77,106)

                                                  --------------------------------------------------------------------------------

TOTAL LIABILITIES & EQUITY / (DEFICIT)                           97,265,909                 0               -                   -
                                                  ================================================================================

CHECK


(TABLE CONTINUED)


                                                        Polaroid       Polaroid Digital     Polaroid ID          Polaroid
                                                     Eyewear, Inc.      Solutions, Inc.    Systems, Inc.      Malaysia, Ltd.
ASSETS
------

TOTAL CASH                                                       -                   -                -                    -

NET RECEIVABLES - THIRD PARTY                                    -                   -                -                    -
NET RECEIVABLES - INTERCOMPANY                                   -                   -                -                    -
NET INVENTORIES                                                  -                   -                -                    -
TOTAL PREPAID EXPENSES                                           -                   -                -                    -

                                               --------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                             -                   -                -                    -
                                               --------------------------------------------------------------------------------

NET FIXED ASSETS                                                 -                   -                -                    -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                          -                   -                -                    -
OTHER NONCURRENT ASSETS                                          -                   -                -                    -

TOTAL NON-CURRENT ASSETS                                         -                   -                -                    -

                                               --------------------------------------------------------------------------------
TOTAL ASSETS                                                     -                   -                -                    -
                                               ================================================================================


LIABILITIES
-----------

POST-PETITION NOTES                                              -                   -                -                    -
POST-PETITION PAYABLES - THIRD PARTY                             -                   -                -                    -
POST-PETITION PAYABLES - INTERCOMPANY                            -                   -                -                    -
TOTAL POST-PETITION ACCRUALS                                     -                   -                -                    -

                                               --------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                          -                   -                -                    -

TOTAL POST-PETITION NON-CURRENT LIABILITI                        -                   -                -                    -

TOTAL PREPETITION  LIABILITIES                                   -                   -          828,812              199,078

                                               --------------------------------------------------------------------------------
TOTAL LIABILITIES                                                -                   -          828,812              199,078

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                           -                   -         (828,812)            (199,078)

                                               --------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                           -                   -                -                    -
                                               ================================================================================

CHECK


(TABLE CONTINUED)


                                                         Sub Debt                PRD                 PRD          Polaroid Memorial
                                                      Partners Corp.      Investment, Inc.      Capital, Inc.         Drive LLC

ASSETS
------

TOTAL CASH                                                      -                   -                    -                    -

NET RECEIVABLES - THIRD PARTY                                   -                   -                    -                    -
NET RECEIVABLES - INTERCOMPANY                                  -                   -                    -                    -
NET INVENTORIES                                                 -                   -                    -                    -
TOTAL PREPAID EXPENSES                                          -                   -                    -                    -

                                                  -------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                            -                   -                    -                    -
                                                  -------------------------------------------------------------------------------

NET FIXED ASSETS                                                -                   -                    -                    -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                         -                   -                    -                    -
OTHER NONCURRENT ASSETS                                         -                   -                    -                    -

TOTAL NON-CURRENT ASSETS                                        -                   -                    -                    -

                                                  -------------------------------------------------------------------------------
TOTAL ASSETS                                                    -                   -                    -                    -
                                                  ===============================================================================


LIABILITIES
-----------

POST-PETITION NOTES                                             -                   -                    -                    -
POST-PETITION PAYABLES - THIRD PARTY                            -                   -                    -                    -
POST-PETITION PAYABLES - INTERCOMPANY                           -                   -                    -                    -
TOTAL POST-PETITION ACCRUALS                                    -                   -                    -                    -

                                                  -------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                         -                   -                    -                    -

TOTAL POST-PETITION NON-CURRENT LIABILITI                       -                   -                    -                    -

TOTAL PREPETITION  LIABILITIES                                673                   -                    -                    -

                                                  -------------------------------------------------------------------------------
TOTAL LIABILITIES                                             673                   -                    -                    -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                       (673)                  -                    -                    -

                                                  -------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                          -                   -                    -                    -
                                                  ===============================================================================

CHECK


(TABLE CONTINUED)


                                                                                                     Polaroid Asia
                                                            Polaroid                                    Pacific
                                                         Partners, Inc.         Polint, Inc.      International, Inc.      PMC, Inc.
ASSETS
------

TOTAL CASH                                                         -                    -                        -              -

NET RECEIVABLES - THIRD PARTY                                      -                    -                        -              -
NET RECEIVABLES - INTERCOMPANY                                     -                    -                        -              -
NET INVENTORIES                                                    -                    -                        -              -
TOTAL PREPAID EXPENSES                                             -                    -                        -              -

                                                  --------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                               -                    -                        -              -
                                                  --------------------------------------------------------------------------------

NET FIXED ASSETS                                                   -                    -                        -              -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                            -                    -                        -              -
OTHER NONCURRENT ASSETS                                            -                    -                        -              -

TOTAL NON-CURRENT ASSETS                                           -                    -                        -              -

                                                  --------------------------------------------------------------------------------
TOTAL ASSETS                                                       -                    -                        -              -
                                                  ================================================================================


LIABILITIES
-----------

POST-PETITION NOTES                                                -                    -                        -              -
POST-PETITION PAYABLES - THIRD PARTY                               -                    -                        -              -
POST-PETITION PAYABLES - INTERCOMPANY                              -                    -                        -              -
TOTAL POST-PETITION ACCRUALS                                       -                    -                        -              -

                                                  --------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                            -                    -                        -              -

TOTAL POST-PETITION NON-CURRENT LIABILITI                          -                    -                        -              -

TOTAL PREPETITION  LIABILITIES                                     -                    -                    6,034            228

                                                  --------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  -                    -                    6,034            228

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                             -                    -                   (6,034)          (228)

                                                  --------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                             -                    -                        -              -
                                                  ================================================================================

CHECK


(TABLE CONTINUED)


                                                         International         Mag Media,     Polaroid Eyewear      Polaroid Dry
                                                        Polaroid Corp.          Limited         Far East Inc.       Imaging LLC

ASSETS
------

TOTAL CASH                                                          -                -                   -                  -

NET RECEIVABLES - THIRD PARTY                                       -                -                   -                  -
NET RECEIVABLES - INTERCOMPANY                                      -                -                   -                  -
NET INVENTORIES                                                     -                -                   -                  -
TOTAL PREPAID EXPENSES                                              -                -                   -                  -

                                                  ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                -                -                   -                  -
                                                  ----------------------------------------------------------------------------

NET FIXED ASSETS                                                    -                -                   -                  -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                           -                -                   -                  -
OTHER NONCURRENT ASSETS                                             -                -                   -                  -

TOTAL NON-CURRENT ASSETS                                            -                -                   -                  -

                                                  ----------------------------------------------------------------------------
TOTAL ASSETS                                                        -                -                   -                  -
                                                  ============================================================================


LIABILITIES
-----------

POST-PETITION NOTES                                                 -                -                   -                  -
POST-PETITION PAYABLES - THIRD PARTY                                -                -                   -                  -
POST-PETITION PAYABLES - INTERCOMPANY                               -                -                   -                  -
TOTAL POST-PETITION ACCRUALS                                        -                -                   -                  -

                                                  ----------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                             -                -                   -                  -

TOTAL POST-PETITION NON-CURRENT LIABILITI                           -                -                   -                  -

TOTAL PREPETITION  LIABILITIES                                      -                -                   -                  -

                                                  ----------------------------------------------------------------------------
TOTAL LIABILITIES                                                   -                -                   -                  -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                              -                -                   -                  -

                                                  ----------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                              -                -                   -                  -
                                                  ============================================================================

CHECK


(TABLE CONTINUED)


                                                       Polaroid
                                                        Online
                                                    Services, Inc.        Subtotal          US Adjustments          Eliminations
ASSETS
------

TOTAL CASH                                                     -         16,339,323                      -                      -

NET RECEIVABLES - THIRD PARTY                                  -          1,852,421                      -                      -
NET RECEIVABLES - INTERCOMPANY                                 -                  -                      -                      -
NET INVENTORIES                                                -                  -                      -                      -
TOTAL PREPAID EXPENSES                                         -                  -                      -                      -

                                                  ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                           -         18,191,744                      -                      -
                                                  ----------------------------------------------------------------------------------

NET FIXED ASSETS                                               -                  -                      -                      -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                        -         78,611,939            (78,461,939)              (150,000)
OTHER NONCURRENT ASSETS                                        -            462,226                      -                      -

TOTAL NON-CURRENT ASSETS                                       -         79,074,165            (78,461,939)              (150,000)

                                                  ----------------------------------------------------------------------------------
TOTAL ASSETS                                                   -         97,265,909            (78,461,939)              (150,000)
                                                  ==================================================================================


LIABILITIES
-----------

POST-PETITION NOTES                                            -                  -                      -                      -
POST-PETITION PAYABLES - THIRD PARTY                           -          5,713,521                      -                      -
POST-PETITION PAYABLES - INTERCOMPANY                          -                  -                      -                      -
TOTAL POST-PETITION ACCRUALS                                   -            795,478                      -                      -

                                                  ----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                        -          6,508,999                      -                      -

TOTAL POST-PETITION NON-CURRENT LIABILITI                      -                  -                      -                      -

TOTAL PREPETITION  LIABILITIES                                 -        860,978,847                      -                      -

                                                  ----------------------------------------------------------------------------------
TOTAL LIABILITIES                                              -        867,487,846                      -                      -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                         -       (770,221,937)           (78,461,939)              (150,000)

                                                  ----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                         -         97,265,909            (78,461,939)              (150,000)
                                                  ==================================================================================

CHECK



(TABLE CONTINUED)



                                                              Total
ASSETS
------

TOTAL CASH                                                16,339,323

NET RECEIVABLES - THIRD PARTY                              1,852,421
NET RECEIVABLES - INTERCOMPANY                                     -
NET INVENTORIES                                                    -
TOTAL PREPAID EXPENSES                                             -

                                                  -------------------
TOTAL CURRENT ASSETS                                      18,191,744
                                                  -------------------

NET FIXED ASSETS                                                   -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                           (0)
OTHER NONCURRENT ASSETS                                      462,226

TOTAL NON-CURRENT ASSETS                                     462,226

                                                  -------------------
TOTAL ASSETS                                              18,653,970
                                                  ===================


LIABILITIES
-----------

POST-PETITION NOTES                                                -
POST-PETITION PAYABLES - THIRD PARTY                       5,713,521
POST-PETITION PAYABLES - INTERCOMPANY                              -
TOTAL POST-PETITION ACCRUALS                                 795,478

                                                  -------------------
TOTAL POST-PETITION CURRENT LIABILITIES                    6,508,999

TOTAL POST-PETITION NON-CURRENT LIABILITI                          -

TOTAL PREPETITION  LIABILITIES                           860,978,847

                                                  -------------------
TOTAL LIABILITIES                                        867,487,846

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                  (848,833,876)

                                                  -------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                    18,653,970
                                                  ===================



CHECK


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of September 1, 2002
(in U.S. $'s)

                                                       Polaroid        Polaroid Latin     Polaroid Asia
                                                      Corporation      America Corp.      Pacific Ltd.    Inner City, Inc.
                                                   -----------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                           17,858,030                  -                 -                 -
     Non-Interest Overdrafts                                       -                  -                 -                 -
     Current Long-Term Debt                              573,900,990                  -                 -                 -
                                                   ------------------------------------------------------------------------
PRE-PETITION NOTES                                       591,759,019                  -                 -                 -

Pre-Petition Payables
     Trade Accounts Payable                               58,663,695            162,520                 -            77,106
     Interco Payables-US to Foreign                                -                  -                 -                 -
     Interco Payables-Foreign to US                                -                  -                 -                 -
     Interco Payables-Domestic Subs                                -                  -                 -                 -
     Interco Payables-Foreign Subs                                 -                  -                 -                 -
                                                   -------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                               58,663,695            162,520                 -            77,106

Pre-Petition Accruals:
     Reserve Restructuring                                11,452,323                  -                 -                 -
     Accrued Payroll & Related Expenses                    8,692,842                  -            64,705                 -
     Accrued Tax & Gov't Accounts                                  -                  -                 -                 -
     Accrued Income Taxes                                    (17,456)                 -                 -                 -
     Deferred Income Tax - Current                                 -                  -                 -                 -
     Accrued Warranty                                              -                  -                 -                 -
     Other Accrued Liabilities                            48,992,819             31,007                 -                 -
     Post-Retirement Medical                                       -                  -                 -                 -
     Post-Employment Benefits                                      -                  -                 -                 -
     Other Accrued Taxes                                  11,984,603                  -                 -                 -
                                                   -------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                               81,105,132             31,007            64,705                 -

                                                   -------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                   731,527,846            193,527            64,705            77,106
                                                   -------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                       -                  -                 -                 -
     Post-Employment Benefits                             31,510,165                  -                 -                 -
     Long-Term Debt                                                -                  -                 -                 -
     Deferred Taxes                                        1,891,782              8,639                 -                 -
     Other                                                94,670,253                  -                 -                 -
                                                   -------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES               128,072,199              8,639                 -                 -

                                                   -------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                           859,600,046            202,165            64,705            77,106
                                                   =========================================================================

(TABLE CONTINUED)




POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of September 1, 2002
(in U.S. $'s)

                                                          Polaroid       Polaroid Digital     Polaroid ID        Polaroid
                                                        Eyewear, Inc.     Solutions, Inc.    Systems, Inc.    Malaysia, Ltd.
                                                   ----------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                                   -                 -                 -                 -
     Non-Interest Overdrafts                                      -                 -                 -                 -
     Current Long-Term Debt                                       -                 -                 -                 -
                                                   -----------------------------------------------------------------------
PRE-PETITION NOTES                                                -                 -                 -                 -

Pre-Petition Payables
     Trade Accounts Payable                                       -                 -           614,635                 -
     Interco Payables-US to Foreign                               -                 -                 -                 -
     Interco Payables-Foreign to US                               -                 -                 -                 -
     Interco Payables-Domestic Subs                               -                 -                 -                 -
     Interco Payables-Foreign Subs                                -                 -                 -                 -
                                                   -----------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                       -                 -           614,635                 -

Pre-Petition Accruals:
     Reserve Restructuring                                        -                 -                 -                 -
     Accrued Payroll & Related Expenses                           -                 -                 -                 -
     Accrued Tax & Gov't Accounts                                 -                 -                 -                 -
     Accrued Income Taxes                                         -                 -           214,177           199,078
     Deferred Income Tax - Current                                -                 -                 -                 -
     Accrued Warranty                                             -                 -                 -                 -
     Other Accrued Liabilities                                    -                 -                 -                 -
     Post-Retirement Medical                                      -                 -                 -                 -
     Post-Employment Benefits                                     -                 -                 -                 -
     Other Accrued Taxes                                          -                 -                 -                 -
                                                   -----------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                       -                 -           214,177           199,078

                                                   -----------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                            -                 -           828,812           199,078
                                                   -----------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                      -                 -                 -                 -
     Post-Employment Benefits                                     -                 -                 -                 -
     Long-Term Debt                                               -                 -                 -                 -
     Deferred Taxes                                               -                 -                 -                 -
     Other                                                        -                 -                 -                 -
                                                   -----------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                        -                 -                 -                 -

                                                   -----------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                    -                 -           828,812           199,078
                                                   =======================================================================

(TABLE CONTINUED)



POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of September 1, 2002
(in U.S. $'s)

                                                          Sub Debt              PRD               PRD        Polaroid Memorial
                                                       Partners Corp.    Investment, Inc.    Capital, Inc.       Drive LLC

                                                   -----------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                                   -                 -                 -                 -
     Non-Interest Overdrafts                                      -                 -                 -                 -
     Current Long-Term Debt                                       -                 -                 -                 -
                                                   -----------------------------------------------------------------------------
PRE-PETITION NOTES                                                -                 -                 -                 -

Pre-Petition Payables
     Trade Accounts Payable                                       -                 -                 -                 -
     Interco Payables-US to Foreign                               -                 -                 -                 -
     Interco Payables-Foreign to US                               -                 -                 -                 -
     Interco Payables-Domestic Subs                               -                 -                 -                 -
     Interco Payables-Foreign Subs                                -                 -                 -                 -
                                                   -----------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                       -                 -                 -                 -

Pre-Petition Accruals:
     Reserve Restructuring                                        -                 -                 -                 -
     Accrued Payroll & Related Expenses                           -                 -                 -                 -
     Accrued Tax & Gov't Accounts                                 -                 -                 -                 -
     Accrued Income Taxes                                         -                 -                 -                 -
     Deferred Income Tax - Current                                -                 -                 -                 -
     Accrued Warranty                                             -                 -                 -                 -
     Other Accrued Liabilities                                  673                 -                 -                 -
     Post-Retirement Medical                                      -                 -                 -                 -
     Post-Employment Benefits                                     -                 -                 -                 -
     Other Accrued Taxes                                          -                 -                 -                 -
                                                   -----------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                     673                 -                 -                 -

                                                   -----------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                          673                 -                 -                 -
                                                   -----------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                      -                 -                 -                 -
     Post-Employment Benefits                                     -                 -                 -                 -
     Long-Term Debt                                               -                 -                 -                 -
     Deferred Taxes                                               -                 -                 -                 -
     Other                                                        -                 -                 -                 -
                                                   -----------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                        -                 -                 -                 -

                                                   -----------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                  673                 -                 -                 -
                                                   =============================================================================


(TABLE CONTINUED)


POLAROID CORPORATION AND DEBTOR SUBSIDIARY
Schedule of Pre-petition Liabilities
As of September 1, 2002
(in U.S. $'s)


                                                                                            Polaroid Asia
                                                          Polaroid                             Pacific
                                                       Partners, Inc.     Polint, Inc.    International, Inc.   PMC, Inc.
                                                   ----------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                                 -                 -                 -                 -
     Non-Interest Overdrafts                                    -                 -                 -                 -
     Current Long-Term Debt                                     -                 -                 -                 -
                                                   ----------------------------------------------------------------------
PRE-PETITION NOTES                                              -                 -                 -                 -

Pre-Petition Payables
     Trade Accounts Payable                                     -                 -                 -                 -
     Interco Payables-US to Foreign                             -                 -                 -                 -
     Interco Payables-Foreign to US                             -                 -                 -                 -
     Interco Payables-Domestic Subs                             -                 -                 -                 -
     Interco Payables-Foreign Subs                              -                 -                 -                 -
                                                   ----------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                     -                 -                 -                 -

Pre-Petition Accruals:
     Reserve Restructuring                                      -                 -                 -                 -
     Accrued Payroll & Related Expenses                         -                 -             6,034                 -
     Accrued Tax & Gov't Accounts                               -                 -                 -                 -
     Accrued Income Taxes                                       -                 -                 -               228
     Deferred Income Tax - Current                              -                 -                 -                 -
     Accrued Warranty                                           -                 -                 -                 -
     Other Accrued Liabilities                                  -                 -                 -                 -
     Post-Retirement Medical                                    -                 -                 -                 -
     Post-Employment Benefits                                   -                 -                 -                 -
     Other Accrued Taxes                                        -                 -                 -                 -
                                                   ----------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                     -                 -             6,034               228

                                                   ----------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                          -                 -             6,034               228
                                                   ----------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                    -                 -                 -                 -
     Post-Employment Benefits                                   -                 -                 -                 -
     Long-Term Debt                                             -                 -                 -                 -
     Deferred Taxes                                             -                 -                 -                 -
     Other                                                      -                 -                 -                 -
                                                   ----------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                      -                 -                 -                 -

                                                   ----------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                  -                 -             6,034               228
                                                   ======================================================================

(TABLE CONTINUED)


POLAROID CORPORATION AND DEBTOR SUBSIDIARY
Schedule of Pre-petition Liabilities
As of September 1, 2002
(in U.S. $'s)


                                                        Internationa        Mag Media,     Polaroid Eyewear    Polaroid Dry
                                                        olaroid Cor           Limited        Far East Inc.      Imaging LLC
                                                   ----------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                               -                 -                 -                 -
     Non-Interest Overdrafts                                  -                 -                 -                 -
     Current Long-Term Debt                                   -                 -                 -                 -
                                                   ----------------------------------------------------------------------------
PRE-PETITION NOTES                                            -                 -                 -                 -

Pre-Petition Payables
     Trade Accounts Payable                                   -                 -                 -                 -
     Interco Payables-US to Foreign                           -                 -                 -                 -
     Interco Payables-Foreign to US                           -                 -                 -                 -
     Interco Payables-Domestic Subs                           -                 -                 -                 -
     Interco Payables-Foreign Subs                            -                 -                 -                 -
                                                   ----------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                   -                 -                 -                 -

Pre-Petition Accruals:
     Reserve Restructuring                                    -                 -                 -                 -
     Accrued Payroll & Related Expenses                       -                 -                 -                 -
     Accrued Tax & Gov't Accounts                             -                 -                 -                 -
     Accrued Income Taxes                                     -                 -                 -                 -
     Deferred Income Tax - Current                            -                 -                 -                 -
     Accrued Warranty                                         -                 -                 -                 -
     Other Accrued Liabilities                                -                 -                 -                 -
     Post-Retirement Medical                                  -                 -                 -                 -
     Post-Employment Benefits                                 -                 -                 -                 -
     Other Accrued Taxes                                      -                 -                 -                 -
                                                   ----------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                   -                 -                 -                 -

                                                   ----------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                        -                 -                 -                 -
                                                   ----------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                  -                 -                 -                 -
     Post-Employment Benefits                                 -                 -                 -                 -
     Long-Term Debt                                           -                 -                 -                 -
     Deferred Taxes                                           -                 -                 -                 -
     Other                                                    -                 -                 -                 -
                                                   ----------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                    -                 -                 -                 -

                                                   ----------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                -                 -                 -                 -
                                                   ============================================================================



(TABLE CONTINUED)


POLAROID CORPORATION AND DEBTOR SUBSIDIARY
Schedule of Pre-petition Liabilities
As of September 1, 2002
(in U.S. $'s)

                                                       Polaroid
                                                        Online
                                                    Services, Inc. Subtotal         US Adjustments     Eliminations     Total
                                                   ---------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                            -        17,858,030               -                 -         17,858,030
     Non-Interest Overdrafts                               -                 -               -                 -                  -
     Current Long-Term Debt                                -       573,900,990               -                 -        573,900,990
                                                   ---------------------------------------------------------------------------------
PRE-PETITION NOTES                                         -       591,759,019               -                 -        591,759,019

Pre-Petition Payables
     Trade Accounts Payable                                -        59,517,956               -                 -         59,517,956
     Interco Payables-US to Foreign                        -                 -               -                 -                  -
     Interco Payables-Foreign to US                        -                 -               -                 -                  -
     Interco Payables-Domestic Subs                        -                 -               -                 -                  -
     Interco Payables-Foreign Subs                         -                 -               -                 -                  -
                                                   ---------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                -        59,517,956               -                 -         59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                                 -        11,452,323               -                 -         11,452,323
     Accrued Payroll & Related Expenses                    -         8,763,581               -                 -          8,763,581
     Accrued Tax & Gov't Accounts                          -                 -               -                 -                  -
     Accrued Income Taxes                                  -           396,027               -                 -            396,027
     Deferred Income Tax - Current                         -                 -               -                 -                  -
     Accrued Warranty                                      -                 -               -                 -                  -
     Other Accrued Liabilities                             -        49,024,499               -                 -         49,024,499
     Post-Retirement Medical                               -                 -               -                 -                  -
     Post-Employment Benefits                              -                 -               -                 -                  -
     Other Accrued Taxes                                   -        11,984,603               -                 -         11,984,603
                                                   ---------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                -        81,621,033               -                 -         81,621,033

                                                   ---------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                     -       732,898,009               -                 -        732,898,009
                                                   ---------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                               -                 -               -                 -                  -
     Post-Employment Benefits                              -        31,510,165               -                 -         31,510,165
     Long-Term Debt                                        -                 -               -                 -                  -
     Deferred Taxes                                        -         1,900,421               -                 -          1,900,421
     Other                                                 -        94,670,253               -                 -         94,670,253
                                                   ---------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                 -       128,080,838               -                 -        128,080,838

                                                   ---------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                             -       860,978,847               -                 -        860,978,847
                                                   =================================================================================


Polaroid Corporation
Statement of Operations and Taxes
For the period 8/1/02 - 9/1/02
(in U.S.$'s)

Debtor Name:            Polaroid Corporation
Case No:                01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in August 2002.

[The Bank of New York Letterhead]                     Business Banking Statement

                                  Period:          08/27/02 to 08/30/02
                                  Page:            1 of 2
                                  Enclosures:      0
                                                                             613
                                                                           -9--S
                             PRIMARY PDC, INC
                             1265 MAIN ST
                             WALTHAM, MA  02451-1743

-------------------------------------------------------------------------------------------------------------------------------
Summary                                                                                                            Credit
of Accounts          Account Type            Account No.                     Assets             Loans           Available
                     Checking Account        690-3534891                     155,000.00
                     Mutual Fund             76001691637                  13,871,646.32
                     ----------------------- -------------------------- ------------------ ----------------- ------------------
                     TOTAL                                                14,026,646.32            .00                .00
                     ----------------------- -------------------------- ------------------ ----------------- ------------------
-------------------------------------------------------------------------------------------------------------------------------
Mutual Fund          MUTUAL FUNDS
Information          o   are NOT insured by the FDIC
                     o   are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                     o   are subject to investment risks, including possible loss of principal amount invested.

-------------------------------------------------------------------------------------------------------------------------------
Check                Activity                                                                           Account No. 690-3534891
Invest
                     Date    Description                                      Debits            Credits            Balance
                     ----------------------- -------------------------- ------------------ ----------------- ------------------
                     08/27   OPENING BALANCE                                                                                   .00
                     ------- ------------------------------------------ ------------------ ----------------- ------------------
                     08/27   B/O:PRIMARY PDC INC CMF                                              14,026,658.82      14,026,658.82
                             OF 02/08/27
                     08/27   FED WIRE TRANSFER                                          12.50-                       14,026,646.32
                             CREDIT FEE
                     08/30   CHECKINVEST TRANSFER                               13,871,646.32-                          155,000.00
                             TOTAL                                              13,871,658.82-    14,026,658.82
                     ----------------------- -------------------------- ------------------ ----------------- ------------------
                     08/30   CLOSING BALANCE                                                                            155,000.00
                     ------- ------------------------------------------ ------------------ ----------------- ------------------
-------------------------------------------------------------------------------------------------------------------------------

Important            Please examine and reconcile this statement promptly.
Information          Notice:  See reverse side and any inserts for important
                     information.

                                                MONEY MARKET ACCOUNT INTEREST ADVICE

[JPMorganChase Letterhead]                                                   Please retain this to facilitate account reconciliation
------------------------------------------------------------------------------------------------------------------------------------
                                                               JPMorgan Chase Bank
       POLAROID-OEP IMAGING CORPORATION                        Capital Markets Fiduciary Services
       JPMORGAN CHASE BANK                                     450 West 33RD Street
       ITS/SHARON CHUT-KHAN, RM                                New York, New York  10001
       450 WEST 33RD STREET, 15TH FLOOR
       NEW YORK  NY  10001
------ ------------------------------------------------------------------------
                   Account Number          Period Date     Advice Date
                   000507895053            08-01-02 - 08-31SEPTEMBER 3, 2002
            ------ --------------------------------------- --------------------
                           --RATE--                                             DAILY INTEREST         CUMULATIVE
       DATE                                           CLOSING BALANCE                   EARNED         INTEREST
------ ----------- ---------------------------------- ------------------------- ---------------------- ------------------ ----------
             1 DAY     YEAR
            ------ ------------                                                 ---------------------- --                 ----------
       01-AUG      0.0035342              1.29%                                .00      000.00                           .00
       02-AUG      0.0033424              1.22%                      18,756,668.82      626.94                        426.94
       03-AUG      0.0033424              1.22%                      18,756,668.82      626.94                      1,253.88
       04-AUG      0.0033424              1.22%                      18,756,668.82      626.94                      1,880.82
       05-AUG      0.0034790              1.27%                      18,756,668.82      652.63                      2,533.45

       06-AUG      0.0033972              1.24%                      18,756,668.82      637.21                      3,170.66
       07-AUG      0.0033150              1.21%                      18,756,668.82      621.80                      3,792.46
       08-AUG      0.0033150              1.21%                      18,756,668.82      621.80                      4,414.26
       09-AUG      0.0032328              1.18%                      18,756,668.82      606.38                      5,020.64
       10-AUG      0.0032328              1.18%                      18,756,668.82      606.38                      5,627.02

       11-AUG      0.0032328              1.18%                      18,756,668.82      606.38                      6,233.40
       12-AUG      0.0034520              1.26%                      18,756,668.82      647.49                      6,880.89
       13-AUG      0.0033972              1.24%                      18,756,668.82      637.21                      7,518.10
       14-AUG      0.0035068              1.28%                      18,756,668.82      657.77                      8,175.87
       15-AUG      0.0037534              1.37%                      18,756,668.82      704.02                      8,879.89

       16-AUG      0.0032876              1.20%                      18,756,668.82      616.66                      9,496.55
       17-AUG      0.0032876              1.20%                      18,756,668.82      616.66                     10,113.21
       18-AUG      0.0032876              1.20%                      18,756,668.82      616.66                     10,729.87
       19-AUG      0.0033424              1.22%                      18,756,668.82      626.94                     11,356.81
       20-AUG      0.0032876              1.20%                      18,756,668.82      616.66                     11,973.47

       21-AUG      0.0033424              1.22%                      18,756,668.82      626.94                     12,600.41
       22-AUG      0.0033698              1.23%                      18,756,668.82      632.07                     13,232.48
       23-AUG      0.0033424              1.22%                      18,756,668.82      626.94                     13,859.42
       24-AUG      0.0033424              1.22%                      18,756,668.82      626.94                     14,486.36
       25-AUG      0.0033424              1.22%                      18,756,668.82      626.94                     15,113.30

       26-AUG      0.0035890              1.31%                      18,756,668.82      673.18                     15,786.48
       27-AUG      0.0035342              1.29%                       4,730,010.00      167.17                     15,953.65
       28-AUG      0.0035616              1.30%                       4,730,010.00      168.47                     16,122.12
       29-AUG      0.0036164              1.32%                       4,730,010.00      171.06                     16,293.18
       30-AUG      0.0035890              1.31%                       4,027,277.14      143.95                     16,437.13

            TOTAL INTEREST CREDITED FOR THIS PERIOD:                     16,581.02

                                                                       EXHIBIT B

                                    Exhibit B

                    Monthly Operating Reports Service Parties

Kevin Pond
Polaroid Corporation
f/k/a Primary PDC, Inc.
1265 Main Street
Waltham, MA 02451
By Overnight Courier

Mark Kenney, Esq.
Office of the U.S. Trustee
844 King Street
Wilmington, DE  19899
By Hand-Delivery

Brendan Linehan Shannon, Esq.
Young Conaway Stargatt & Taylor
LLP
The Brandywine Building, 17th
Floor
1000 West Street
P.O. Box 391
Wilmington, DE 19899
By Hand-Delivery

Fred Hodara, Esq.
Philip Dublin, Esq.
Akin, Gump, Strauss, Hauer
  & Feld, L.L.P.
590 Madison Avenue
New York, NY 10022
By Overnight Courier

Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
By Overnight Courier

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
By Overnight Courier

William H. Sudell, Jr., Esq.
Morris Nichols, Arsht & Tunnell
1201 North Market Street
Wilmington, DE 19899
By Hand-Delivery

Scott D. Cousins, Esq.
Scott Salerni, Esq.
Greenberg Traurig, LLP
The Brandywine Building
1000 West Street, Suite 1540
Wilmington, DE 19801
By Hand-Delivery

Alfred A. Gray, Jr., Esq.
Greenberg Traurig, LLP
One International Place
Third Floor
Boston, MA 02110
By Overnight Courier

Patricia Schrage, Esq.
Securities & Exchange Commis
sion
New York Office
Branch/Reorganization
233 Broadway
New York, NY  10279
By Overnight Courier